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ALPHARMA INC.

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KING PHARMACEUTICALS, INC.

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     The following is a copy of the slides accompanying the presentation delivered by King Pharmaceuticals, Inc. at the Thomas Weisel Partners Healthcare Conference on September 3, 2008:

(c) King Pharmaceuticals, 2008. No materials contained in this presentation shall be reproduced or redistributed in any form. Thomas Weisel Partners Healthcare Conference September 3, 2008

Forward-looking Statements This document contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the "Act"). King Pharmaceuticals, Inc. ("King") disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Safe Harbor for forward-looking statements contained in the Act. All statements contained in this document that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Such statements are based on management's current expectations, but actual results may differ materially due to various factors such as King's ability to achieve the synergies and value creation contemplated by the proposed transaction; King's ability to promptly and effectively integrate the businesses of Alpharma Inc. ("Alpharma") and King and any necessary actions to obtain required regulatory approvals; the potential of King's branded pharmaceutical products; expectations regarding the enforceability and effectiveness of product-related patents; expected trends and projections with respect to particular products, reportable segment and income and expense line items; the adequacy of King's liquidity and capital resources; anticipated capital expenditures; the acceptance, priority review or approval of certain New Drug Applications; the development, approval and successful commercialization of certain products; the successful execution of growth and restructuring strategies, including King's accelerated strategic shift; anticipated developments and expansions of King's business; plans for the manufacture of some of King's products; the potential costs, outcomes and timing of research, clinical trials and other development activities involving pharmaceutical products; the development of product line extensions; the expected timing of the initial marketing of certain products; products developed, acquired or in-licensed that may be commercialized; King's intent, beliefs or current expectations, primarily with respect to future operating performance; expectations regarding sales growth, gross margins, manufacturing productivity, capital expenditures and effective tax rates; expectations regarding the outcome of various pending legal proceedings; expectations regarding King's financial condition and liquidity as well as future cash flows and earnings; expectations regarding the ability to liquidate King's holdings of auction rate securities and the temporary nature of the unrealized losses recorded in connection with these securities. Forward-looking statements involve risks and uncertainties. For further information regarding these and other risks related to King's business, investors should consult King's most recent Annual Report on Form 10-K for the year ended December 31, 2007 and King's quarterly reports on Form 10-Q and other documents filed by King with the U.S. Securities and Exchange Commission ("SEC"). Important Additional Information This document is not a substitute for any disclosure documents, including any proxy statement, King will file with the SEC and send to Alpharma stockholders in connection with any solicitation of the stockholders of Alpharma or in connection with any business combination transaction with Alpharma, as required. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY SUCH DISCLOSURE DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF ANY SUCH DOCUMENTS FILED WITH THE SEC BY KING AT WWW.KINGPHARM.COM AND THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. FREE COPIES OF ANY SUCH DOCUMENTS CAN ALSO BE OBTAINED BY DIRECTING A REQUEST TO KING'S PROXY SOLICITOR, INNISFREE M&A INCORPORATED AT (877) 687-1875. King and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of any business combination transaction or solicitation of the stockholders of Alpharma. As of the date of this document, King is the beneficial owner of 10 shares of Alpharma Class A Common Stock. INFORMATION REGARDING KING'S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, WHICH WAS FILED WITH THE SEC ON FEBRUARY 29, 2008, AND ITS PROXY STATEMENT FOR ITS 2008 ANNUAL MEETING OF STOCKHOLDERS, WHICH WAS FILED WITH THE SEC ON APRIL 15, 2008.

Who We Are A developer and acquirer of novel branded prescription pharmaceutical products that have significant market potential Focused in three specialty driven markets Neuroscience Hospital Acute Care Medicines A leader and partner of choice in bringing innovative, clinically-differentiated medicines and technologies to market

An Integrated Approach to Growth Specialty Driven Markets Corporate Growth Strategy Organic Growth Maximize current product potential Develop pipeline products Enhance capabilities and maximize efficiency Leverage core capabilities and assets Develop partnerships for promising products and technologies Opportunistically expand into new markets Business Development Neuroscience Hospital Acute Care Medicines

Proposed Acquisition of Alpharma

Transaction Rationale: Creates Platform for Long-Term Growth Creates a leading specialty pharmaceutical company with greater scale and capabilities Expanded portfolio of pain management products - including multiple platform technologies designed to deliver new innovative products Four potential product launches in 2009 - including REMOXY(r), EMBEDA(tm), and ACUROX(tm) designed to resist or deter common methods of opioid misuse and abuse Alpharma's Animal Health division, a leading feed additives business, provides an additional reliable source of cash flow Significant opportunity to drive revenue and achieve cost synergies Combines highly complementary businesses Adds expertise and portfolio depth in pain management Further diversifies King's business Robust pipeline of late-stage products Drives efficiencies through enhanced scale

Combined Company Creates A Diversified Pain Portfolio

	King	Alpharma	Combined
Neuroscience/ Pain	Skelaxin® Avinza® Remoxy® (NDA Filed) Acurox™ (Phase III) T-62 (Phase II)	Kadian® Flector® Patch Embeda™ (NDA Submitted) Ketoprofen Gel (Phase III)	Skelaxin® Avinza® Remoxy® (NDA Filed) Acurox™ (Phase III) Kadian® Flector® Patch Embeda (NDA Submitted) Ketoprofen Gel (Phase III) T-62 (Phase II)
Hospital	Thrombin-JMI® Thrombi-Pad™ Thrombi-Gel® Epistaxis Kit CorVue® (Phase III)		Thrombin-JMI® Thrombi-Pad™ Thrombi-Gel® Epistaxis Kit CorVue® (Phase III)
Acute Care	EpiPen® Bio-defense products Vanquix (Phase III)		EpiPen® Bio-defense products Vanquix (Phase III)
Animal Health		A leading feed additives business	A leading feed additives business

Items in red are products in development

Enhanced opportunities and capabilities in pain management

King Pharmaceuticals

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Combined R&D Pipeline

Product/Platform		DESCRIPTION	STATUS
Remoxy®	abuse-resistant	Long-acting oxycodone capsules	NDA Filed/Priority Review
Embeda™	abuse-deterrent	Long-acting morphine tablets	NDA Filed/Priority Review
Acurox™	abuse-deterrent	Short-acting oxycodone tablets	NDA Submission 4Q/08
Ketoprofen in TRANSFERSOME® Gel		Topical non-steroidal anti-inflammatory ("NSAID")	Phase III Ongoing
CorVue®		Pharmacologic stress imaging agent	NDA Submission 4Q/08
Vanquix®		Diazepam auto-injector	Phase III Ongoing
T-62		Adenosine A1 allosteric enhancer	Phase II Beginning 2H/08
PLATFORM TECHNOLOGIES			
Oradur™ Technology Platform		Remoxy® and other long-acting, abuse-resistant opioids	
Aversion® Technology Platform		Acurox™ and other short-acting abuse-resistant/deterrent opioids	
Sequestered Naltrexone Platform		Embeda™ and other abuse-deterrent opioids	
Meridian Auto-injector Platform		Multiple applications	

King Pharmaceuticals

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Committed to Completing Compelling Transaction Strong strategic fit Opportunity to increase scale and depth in neuroscience/pain Excellent platform for sustainable, long-term growth We believe proposed combination could receive all necessary regulatory approvals and be completed by the end of 2008

Overview of King's Business

Primary Care Sales Force: 415 Avinza(r) Skelaxin(r) Neuroscience/Pain Specialists Sales Force: 155 Avinza(r) Skelaxin(r) Hospital Specialists Sales Force: 120 Thrombin-JMI(r) Thrombi-Gel(r) Thrombi-Pad(tm) Epistaxis Kit Fully-Aligned 690 Person Sales Force Specialty Markets

Strong Cash Flow 2005 2006 2007 Projected 2008 Neuroscience 520 466 673 450 (millions)

DEVELOPING CURRENTLY MARKETED Epistaxis Kit CorVue(r) Thrombi-Gel(r) (surgical indication) Thrombi-Paste(tm) Thrombi-Pad(tm) Thrombi-Gel(r) Thrombin-JMI(r) Hospital Franchise Organic Growth

DEVELOPMENT MARKETED Remoxy(r) Acurox(tm) Tablets T-62 Oradur(tm) Platform (PTIE)1 Aversion(r) Technology Platform (Acura)2 Avinza(r) Neuroscience Portfolio Immediate And Extended Release Abuse-deterrent Platforms Position King As A Leader In Pain Management 1 Oradur(tm) is a trademark of Durect Corporation 2 Aversion(r) is a registered trademark of Acura Pharmaceuticals, Inc. Skelaxin(r) Organic Growth

Focus on Pain: Patient Landscape More than 75 million Americans suffer from pain - more than the number of people with diabetes, heart disease and cancer combined1 An estimated 50 million Americans live with chronic pain, a serious and complex medical condition2 Commonly caused by arthritis, lower back, muscle, bone/joint pain, fibromyalgia Approximately 25 million Americans suffer from acute pain each year due to injuries or surgery2 1. American Pain Foundation. Pain Facts and Figures. ttp://www.painfoundation.org/page.asp?file=Newsroom/PainFacts.htm. Accessed January 30, 2008. 2. American Pain Foundation. Fast Facts About Pain. 2. http://www.painfoundation.org/page.asp?file=library/FastFacts.htm. Accessed January 30, 2008.

Issues Facing Pain Treatment The undertreatment of pain, paired with abuse of prescription opioids, is a complex health issue facing Americans Pain often remains undertreated because it is difficult to diagnose and manage over a long period of time Effective prescription pain medications are available However, increases in misuse, abuse and diversion has significantly impacted physicians' ability to treat pain - ultimately impeding patient access to medications and care Misuse1, abuse2 and diversion3 are especially prevalent among young adults 1. Misuse: the use of a medication (for medical purpose) other than as directed or as indicated, whether willful or unintentional, and whether harm results or not. 2. Abuse: the intentional self-administration of a medication for a non-medical purpose, such as altering one's state of consciousness (e.g. getting high) 3. Diversion: the intentional removal of a medication from legitimate distribution and dispensing channels

1. Substance Abuse and Mental Health Services Administration Office of Applied Studies. Rockville, MD: 2007. Results from the 2006 National Survey on Drug Use and Health: National Findings DHHS Publication No. SMA 07-4293. http://www.oas.samhsa.gov/nsduh/2k6nsduh/2k6Results.pdf. Published September 2007. Accessed February 26, 2008. 2. Office of National Drug Control Policy. National Youth Anti-Drug Media Campaign: Campaign Overview Fact Sheet. http://www.mediacampaign.org/newsroom/press08/fs_012408.pdf. Published January 24, 2008. Accessed February 26, 2008. 3. Johnston, LD, O'Malley, PM, Bachman, JG, Schulenberg, JE. Secondary School Students. Bethesda, MD: National Institute on Drug Abuse; 2007. Monitoring the Future: National Survey Results on Drug Use, 1975-2006; vol I. NIH Publication 07-6205. http://www.monitoringthefuture.org/pubs/monographs/vol1_2006.pdf. Published September 2007. Accessed February 26, 2008. 4. The Partnership for Drug Free America. The Partnership Attitude Tracking Study - Teens 2005 (PATS). http://www.drugfree.org/Files/Full_Teen_Report. Published May 15, 2006. Accessed February 26, 2008. 5. Birnbaum HG, White AG, Reynolds JL, et al. Estimated Costs of Prescription Opioid Analgesic Abuse in the United States in 2001. Clin J Pain 2006; 22(8). Prescription Opioid Abuse - A Growing Problem 5.2 million Americans used prescription pain relievers for non-medical use in 20061 Each day approximately 2,500 teens try abusing prescription painkillers for the first time2 4.3% of high school seniors abused long-acting oxycodone 9.7% of high school seniors abused short-acting hydrocodone products3 More than three in five say prescription pain relievers are easy to get from parents' medicine cabinets4 Total cost of opioid abuse = $9.5 billion (2005)5

Remoxy(r): Extended Release Oxycodone King has commercial rights to Pain Therapeutics' Remoxy(r) Remoxy(r) represents a new class of proprietary drugs: extended release opioid analgesics formulated with an extraction resistant technology Technology provides a unique physical barrier Designed to provide controlled pain relief Designed to resist common methods used to extract the opioid more rapidly than intended Common methods used to cause a rapid extraction of the opioid include: Crushing Chewing Dissolution in alcohol These methods typically cause failure of the controlled release dosage form, resulting in 'dose dumping' Organic Growth

Remoxy(r): Development Highlights FDA accepted Remoxy NDA for filing and granted priority review PDUFA Date December 10, 2008 Positive Phase III results reported December 2007 The study met the primary endpoint, pain relief vs. placebo (p<0.01), that was prospectively defined by the FDA during the Special Protocol Assessment process Alliance plans to develop and commercialize Remoxy(r) plus three other extended release opioid analgesics formulated with the platform technology licensed from Durect Corp. Organic Growth

Aversion(r) Technology Designed to Resist or Deter Methods Used to Abuse Short-Acting Opioids Entered into an exclusive license to develop and commercialize a potentially wide range of opioids utilizing Acura's Aversion(r) Technology platform Recently announced positive Phase III results for ACUROX Tablets (oxycodone HCl, niacin, and a unique combination of other ingredients) The study met the primary endpoint, pain relief vs. placebo (p<0.01), that was prospectively defined by the FDA during the Special Protocol Assessment process Expect to submit the NDA by the end of 2008 Organic Growth

Injection or Oral Consumption Snorting or inhaling Crushed tablets or capsules Swallowing excessive quantities of tablets Nasal Tissue Irritant Discourages nasal abuse Aversion(r) Technology Solution Common Methods of Abuse From extraction of active ingredients from dissolved tablets or capsules Flushing Agent (niacin) Discourages swallowing excess numbers of tablets Gel Forming Agent Blocks I.V. abuse and oral consumption in solution Aversion(r) Technology Designed to Resist or Deter Methods Used to Abuse Short-Acting Opioids Organic Growth

Market Opportunity

Current value of the US analgesic market is $11.6[1] billion

Extended Release
Opioid Segment

$4 Billion[1]
19 Million TRx's

XRT™ compounds

Current Marketplace
OxyContin
Duragesic
Avinza
Kadian
MS-Contin
Opana ER

Sales force coverage for Oradur™ compounds would also cover 75% of Aversion® IR Products targets

Immediate Release
Opioid Segment

$2 Billion[1]
170 Million TRx's

Aversion® IR Products

Current Marketplace
Vicodin
Tylenol w Codeine
Percocet
Dialaudid
Opana IR

[1]Source: IMS Oct. 06-07.

5% market share of short/long-acting opioid markets in 2010 =
Over $700 Million (branded product pricing)

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Positioned for Long-term Growth Business model leveraging core capabilities and assets in Commercial Operations, R&D and Business Development Focused in specialty driven markets, particularly Neuroscience and Hospital Strong balance sheet and products that generate strong cash flow Disciplined and effective Business Development Growing pipeline of late-stage products, particularly pain portfolio, positions King for significant long-term growth Business Development Specialty Markets Organic Growth